GATEWAY INTERNATIONAL FUND

Supplement dated November 12, 2015 to the Gateway International Fund Prospectus and

Statement of Additional Information, each dated April 1, 2015, as may be revised and supplemented from time to time.

On November 12, 2015, the Gateway International Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.